UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30424	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5920 N. Florida Avenue Hernando, FL	34442
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 489-6912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

On December 4, 2015, National Waste Management Holdings, Inc. (the “Company”) filed a Form 8-K describing its acquisition on December 1, 2015 of 100% of the membership interests in Gateway Rolloff Service, L.P. (“Gateway”). At the time of the filing, audited financial statements of Gateway required by Item 9.01 were not yet available. As a result, the pro forma consolidated financial information required by the Securities Exchange Act of 1934, as amended, could not be prepared. The purpose of this Form 8-K/A is to amend the initial filing with respect to the Gateway acquisition and provide the required audited financial statements and pro forma financial information reflecting the acquisition. No other amendments to the Form 8-K filed December 4, 2015 are being made by this Form 8-K/A.

Item 1.01.  Entry into a Material Definitive Agreement

The applicable information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2015, National Waste Management Holdings, Inc. (the “Company”) entered into two Partnership Purchase Interest Agreements (the “Agreements”) with National Waste Management, Inc., (“National Waste”), a Florida corporation and PDA Management Corp., a Nevada corporation qualified to do business in Florida (“PDA”, and together with National Waste, the “Sellers”) whereby the Company effectively acquired 100% interests in Gateway Rolloff Service, L.P. (“Gateway”), a Nevada limited partnership qualified to do business in Florida. Pursuant to the terms of the Agreements, in exchange for 100% of the outstanding partnership interests in Gateway, the Company (i) agreed to pay PDA $450,000 in cash and 750,000 shares of common stock of the Company and (2) issued National Waste 1,650,000 shares of common stock of the Company.

Headquartered in Odessa, Florida, Gateway Rolloff Services, L.P. (“Gateway”) is a portable dumpster service with pick up and drop off collection, specializing in the removal of debris, garbage, waste, hauling construction, and demolition debris. With thirty years of experience in waste management, Gateway provides customized services to its customers. Equipped with new and well-maintained dumpsters and trucks with containers of various sizes, Gateway is able to provide same day service as well as priority and emergency dispatch.

Immediately upon signing the Agreement with PDA, National Waste and Gateway entered into an employment agreement (the “Employment Agreement”) to employ Paul Simon as the general manager of Gateway, who shall perform the functions and responsibilities customary of that position. Without Employee's advance written approval, National Waste and Gateway agreed not, directly or indirectly, (a) to assign to Mr. Simon employment duties that are inconsistent with those customarily associated with the responsibilities of a general manager, (b) require a change in the location of Mr. Simon primary business office outside of the Tampa Bay Metropolitan Area, (c) change Mr. Simon’s employment duties, office facilities, or secretarial support in a way that materially diminishes the prestige or responsibilities of Mr. Simon’s corporate titles or offices.

The Agreements and the Employment Agreement are filed hereto as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreements and the Employment Agreement are subject to, and qualified in its entirety by, the Agreements and the Employment Agreement attached hereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of Gateway including related notes and independent accountant’s report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

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(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial information reflecting the Gateway acquisition, including related explanatory notes, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
10.1	Partnership Interest Purchase Agreement, dated November 23, 2015 between PDA Management Corp. and National Waste Management Holdings, Inc.*
10.2	Partnership Interest Purchase Agreement, dated December 1, 2015 between National Waste Management, Inc. and National Waste Management Holdings, Inc.*
10.3	Employment Agreement, dated November 23, 2013 between Paul Simon and Gateway Rolloff Service, L.P*
99.1	Gateway Rolloff Services, LP Financial Statements as of September 30, 2015 (unaudited) and December 31, 2014 and 2013 (audited), including the notes thereto.
99.2	Unaudited Pro Forma Consolidated Financial Data for the acquisition of Gateway.

*Exhibits incorporated by reference to the Form 8-K, filed on December 4, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

Date: January 7, 2016	By:	/s/ Louis Paveglio
Louis Paveglio Chief Executive Officer

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